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                       SALOMON BROTHERS CAPITAL FUND INC
                        SUPPLEMENT DATED JUNE 30, 2004
                                      TO
                        PROSPECTUS DATED APRIL 29, 2004

  Effective July 15, 2004, Robert M. Donahue, Jr. will no longer manage Salomon Brothers Capital Fund Inc and Kevin Caliendo, a director of Citigroup Global Markets Inc., will become portfolio manager of the Fund. Mr. Caliendo has been a portfolio manager with Salomon Brothers Asset Management Inc ("SaBAM") since 2002. Prior to joining SaBAM, he was a healthcare equity analyst and convertible bond fund portfolio manager for SAC Capital Advisors, LLC from 2001 to 2002. From 1998 to 2001, Mr. Caliendo was a convertible bond analyst in the healthcare sector for Wachovia Securities.

SAM #0594